UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): December 19, 2016

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

In connection with the strategic portfolio repositioning actions undertaken over the last eighteen months to transform Emerson Electric Co. (the "Company") into a more focused enterprise, its businesses and organization were realigned into two business platforms: Automation Solutions and Commercial & Residential Solutions. The repositioning actions included the sale of the Company's network power systems business, which was completed on November 30, 2017, and the sale of the power generation, motors and drives businesses, which were included in the former Industrial Automation segment, and which is expected to be completed early in calendar year 2017, subject to regulatory approvals. These businesses were reported in discontinued operations in the Company’s most recent Form 10-K for the year ended September 30, 2016.

Beginning in fiscal 2017, the Company will report three segments: Automation Solutions, and Climate Technologies and Tools & Home Products which together comprise Commercial & Residential Solutions. The new Automation Solutions segment includes the former Process Management segment and the remaining businesses in the former Industrial Automation segment, except for the hermetic motors business, which is now included in the Climate Technologies segment. The new Tools & Home Products segment consists of the businesses previously reported in the Commercial & Residential Solutions segment in fiscal 2016.

The Company is providing the supplemental unaudited historical results for the new segments to facilitate investors' understanding of segment results that will be reported in fiscal 2017. The information in Exhibit 99.1 does not represent a restatement of previously issued financial statements and should be read in conjunction with the Company’s Annual Report on Form 10-K. The information contained in this Form 8-K shall not be deemed “filed” for purposes of, or subject to liability under, Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any Company filing with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

The Company is including herein supplemental unaudited historical information for the years ended September 30, 2016, 2015 and 2014, and the quarterly periods within those years, reflecting the new business segments. This information is attached as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Supplemental unaudited historical information for the years ended September 30, 2016, 2015 and 2014, and the quarterly periods within those years, reflecting the new business segments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	December 19, 2016	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1	Supplemental unaudited historical information for the years ended September 30, 2016, 2015 and 2014, and the quarterly periods within those years, reflecting the new business segments.